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                                                               EXHIBIT NO. 99.13

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                  COLT 2007-SN1 SALE AND CONTRIBUTION AGREEMENT

                                     BETWEEN

                                    GMAC LLC

                                       AND

                         CENTRAL ORIGINATING LEASE TRUST

                            DATED AS OF JUNE 7, 2007

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                                TABLE OF CONTENTS

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
                                                                            PAGE
                                                                            ----
ARTICLE I   DEFINITIONS..................................................     2
   SECTION 1.01 Definitions..............................................     2
   SECTION 1.02 Owner of a Series 2007-SN1 Lease Asset...................     2

ARTICLE II  PURCHASE AND SALE OF SERIES 2007-SN1 LEASE ASSETS............     2
   SECTION 2.01 Purchase and Sale of Series 2007-SN1 Lease Assets........     2
   SECTION 2.02 COLT's Consideration for the Sold Assets.................     3
   SECTION 2.03 The Closing..............................................     4
   SECTION 2.04 Custody of Lease Files...................................     4

ARTICLE III REPRESENTATIONS AND WARRANTIES...............................     5
   SECTION 3.01 Representations and Warranties as to the Series 2007-SN1
                Lease Assets.............................................     5
   SECTION 3.02 Additional Representations and Warranties of the Seller..     8
   SECTION 3.03 Representations and Warranties of COLT...................     9

ARTICLE IV  ADDITIONAL AGREEMENT.........................................    10
   SECTION 4.01 Conflicts with Secured Notes Transfer and Administration
                Agreements...............................................    10
   SECTION 4.02 Protection of Title......................................    10
   SECTION 4.03 Other Liens or Interests.................................    11
   SECTION 4.04 Warranty Repurchase Events...............................    11
   SECTION 4.05 Indemnification..........................................    12
   SECTION 4.06 Pre-Closing Collections..................................    12
   SECTION 4.07 Pledge of Sold Assets to COLT Indenture Trustee..........    12

ARTICLE V   CONDITIONS...................................................    12
   SECTION 5.01 Conditions to Obligation of COLT.........................    12
   SECTION 5.02 Conditions to Obligation of the Seller...................    13

ARTICLE VI  MISCELLANEOUS PROVISIONS.....................................    14
   SECTION 6.01 Amendment................................................    14
   SECTION 6.02 Survival.................................................    15
   SECTION 6.03 Notices..................................................    15
   SECTION 6.04 Governing Law............................................    15
   SECTION 6.05 Waivers..................................................    15
   SECTION 6.06 Costs and Expenses.......................................    15
   SECTION 6.07 Confidential Information.................................    15
   SECTION 6.08 Headings.................................................    15
   SECTION 6.09 Counterparts.............................................    16
   SECTION 6.10 No Petition Covenant.....................................    16
   SECTION 6.11 Limitations on Rights of Others..........................    16
   SECTION 6.12 Series Liabilities.......................................    16


                                        i

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
   SECTION 6.13 Limitation of Liability..................................    16
   SECTION 6.14 Merger and Consolidation of the Seller...................    17
   SECTION 6.15 Assignment...............................................    17

EXHIBIT A  Form of COLT 2007-SN1 Lease Assets Assignment
SCHEDULE A Series 2007-SN1 Lease Assets Schedule
SCHEDULE B Perfection Representations

     THIS COLT 2007-SN1 SALE AND CONTRIBUTION AGREEMENT, dated as of June 7, 2007 (this "COLT Sale and Contribution Agreement" or this "Agreement"), between CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust ("COLT"), and GMAC LLC, a Delaware limited liability company ("GMAC," and GMAC is referred to as the "Seller" in its capacity as seller of the Series 2007-SN1 Lease Assets and as the "Servicer" in its capacity as servicer of the Series 2007-SN1 Lease Assets).

     WHEREAS, COLT desires to purchase as of the date hereof a portfolio of automobile and light truck leases and related vehicles beneficially owned by the Seller known as the Series 2007-SN1 Lease Assets;

     WHEREAS, the Seller is willing to sell as of the date hereof such Series 2007-SN1 Lease Assets to COLT;

     WHEREAS, GMAC, in its capacity as Servicer, has agreed to service such Series 2007-SN1 Lease Assets pursuant to the COLT Servicing Agreement, dated as of the date hereof, between the Servicer, COLT and the COLT Indenture Trustee (as it may be amended from time to time, the "COLT Servicing Agreement");

     WHEREAS, concurrently herewith, COLT will issue secured notes to the Seller (the "COLT 2007-SN1 Secured Notes") to partially fund its acquisition of such Series 2007-SN1 Lease Assets;

     WHEREAS, COLT and GMAC may wish to provide in the agreements pursuant to which COLT issues the COLT 2007-SN1 Secured Notes and GMAC acquires its interest in such COLT 2007-SN1 Secured Notes (all such agreements, including the COLT Indenture, the COLT Servicing Agreement, the Pooling and Administration Agreement, the Trust Sale and Administration Agreement, the Trust Agreement, and the CARAT Indenture being collectively the "Secured Notes Transfer and Administration Agreements") that GMAC shall service the Series 2007-SN1 Lease Assets and administer the COLT 2007-SN1 Secured Notes; and

     WHEREAS, the Servicer is willing to service such Series 2007-SN1 Lease Assets in accordance with the terms of the COLT Servicing Agreement for the benefit of COLT and, by its execution of each Secured Notes Transfer and Administration Agreements to which it is a party, is willing to administer such secured notes in accordance with the terms of such Secured Notes Transfer and Administration Agreements for the benefit of Capital Auto Receivables Asset Trust 2007-SN1 (the "Issuer") and the COLT 2007-SN1 Secured Noteholders and each other party identified or described herein or in the Secured Notes Transfer and Administration Agreements as having an interest as owner, trustee, secured party or holder of the COLT 2007-SN1 Secured Notes or of obligations secured by the COLT 2007-SN1 Secured Notes (the Trust and all such parties under the Secured Notes Transfer and Administration Agreements being "Interested Parties") with respect to such Series 2007-SN1 Lease Assets, and the proceeds thereof, as the interests of such parties may appear from time to time.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 Definitions.

     Capitalized terms used in this Agreement are defined in and shall have the meanings assigned to them in Part I of Exhibit A to the COLT Servicing Agreement, or if not defined therein, shall have the meanings assigned to them in Part I of Exhibit I to the Declaration of Trust, dated as of December 13, 2006 (as it may be amended from time to time, the "Declaration of Trust"), by Deutsche Bank Trust Company Delaware, as COLT Owner Trustee, and acknowledged, accepted and agreed by Central Originating Lease, LLC ("COLT, LLC"), as Residual Certificateholder. All references herein to "this Agreement" are to this COLT Sale and Contribution Agreement as it may be amended, supplemented or otherwise modified from time to time. The rules of construction set forth in Part II of Exhibit A to the COLT Servicing Agreement shall be applicable to this COLT Sale and Contribution Agreement.

     SECTION 1.02 Owner of a Series 2007-SN1 Lease Asset.

     For purposes of this Agreement, the "Owner" of a Series 2007-SN1 Lease Asset shall mean COLT; provided, however, that the Seller or the Servicer, as applicable, shall be the "Owner" of any Series 2007-SN1 Lease Asset from and after the time that such Person shall acquire such Series 2007-SN1 Lease Asset, whether pursuant to Section 4.04 of this Agreement, any provision of the COLT Servicing Agreement or otherwise.

                                   ARTICLE II
                PURCHASE AND SALE OF SERIES 2007-SN1 LEASE ASSETS

     SECTION 2.01 Purchase and Sale of Series 2007-SN1 Lease Assets.

          (a) On the Series 2007-SN1 Closing Date, subject to satisfaction of the conditions specified in Article V and the COLT 2007-SN1 Lease Assets Assignment (and, in any event, immediately prior to consummation of the related transactions contemplated by the Secured Notes Transfer and Administration Agreements, if any), the Seller shall sell, transfer, assign and otherwise convey to COLT, without recourse (except as specifically provided in the COLT 2007-SN1 Basic Documents):

               (i) all right, title and interest of the Seller in, to and under the Series 2007-SN1 Lease Assets listed on the Series 2007-SN1 Lease Assets Schedule attached as Schedule A hereto (including the Beneficial Interest in each Vehicle related thereto) and all monies due thereunder on and after the Cutoff Date and, with respect to the related Vehicles, to the extent permitted by law, all accessions thereto;

               (ii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Vehicles or Lessees related to the Series 2007-SN1 Lease Assets;

               (iii) the interest of the Seller in any proceeds from recourse against Dealers on the Series 2007-SN1 Lease Assets;

               (iv) all right, title and interest of the Seller in, to and under the COLT 2007-SN1 Lease Assets Assignment;

               (v) all right, title and interest of the Seller in, to and under the VAULT Trust Agreement (solely with respect to the Vehicles related to the Series 2007-SN1 Lease Assets); and

               (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i) through
(v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (clauses (i) through (vi) collectively, the "Sold Assets").

               (b) It is the intention of the Seller and COLT that the transfer and assignment of Sold Assets contemplated by this Agreement and the COLT 2007-SN1 Lease Assets Assignment shall constitute a sale of the Sold Assets from the Seller to COLT and the beneficial interest in and title to the Sold Assets shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

               (c) The transfer and assignment of the Sold Assets contemplated by this Agreement and the assignment delivered by the Seller in the form attached hereto as Exhibit A (the "COLT 2007-SN1 Lease Assets Assignment") does not constitute and is not intended to result in any assumption by COLT of any obligation of the Seller to the Lessees, Dealers, insurers or any other Person in connection with the Series 2007-SN1 Lease Assets, any Supplemental Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

               (d) In consideration of COLT's delivery of the COLT 2007-SN1 Secured Notes pursuant to Section 2.02, the Seller shall execute and deliver to COLT the COLT 2007-SN1 Lease Assets Assignment.

     SECTION 2.02 COLT's Consideration for the Sold Assets.

     In consideration of the Seller's conveyance of the Sold Assets pursuant to
Section 2.01 on the Series 2007-SN1 Closing Date, COLT shall deliver or cause the COLT Indenture Trustee to deliver to the CARAT Indenture Trustee in accordance with Section 2.2(d) of the COLT Indenture the COLT 2007-SN1 Secured Notes in an initial aggregate principal amount equal to the Secured Note Percentage of the Aggregate ABS Value of the Series 2007-SN1 Lease Assets on the Series 2007-SN1 Closing Date. If the aggregate fair market value of the Series 2007-SN1 Lease Assets sold to COLT on the Series 2007-SN1 Closing Date exceeds the aggregate initial principal balance of the COLT 2007-SN1 Secured Notes, then simultaneously with such sale to COLT by the Seller of the Sold Assets, COLT shall be deemed to have made a new issuance of equity to the Seller in the amount of such excess and the Seller shall be deemed to have made a simultaneous capital contribution of such equity interest in COLT to COLT, LLC (which shall be evidenced by the COLT 2007-SN1 Certificate issued to COLT, LLC on the Series 2007-SN1 Closing Date).

     SECTION 2.03 The Closing.

     The sale and purchase of the Sold Assets shall take place at the offices of Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois 60606, on the Series 2007-SN1 Closing Date at a time mutually agreeable to the Seller and COLT, and shall occur simultaneously with the closing of transactions contemplated by the Secured Notes Transfer and Administration Agreements.

     SECTION 2.04 Custody of Lease Files.

     In connection with the sale, transfer and assignment of the Sold Assets to COLT pursuant to this Agreement and the COLT 2007-SN1 Lease Assets Assignment, COLT, simultaneously with the execution and delivery of this Agreement, shall enter into the COLT Custodian Agreement with the COLT Custodian, pursuant to which COLT shall revocably appoint the COLT Custodian, and the COLT Custodian shall accept such appointment, to act as the agent of COLT as COLT Custodian of the following documents or instruments which shall be constructively delivered to COLT with respect to each Series 2007-SN1 Lease Asset:

          (a) the fully executed original of the Program Lease for such Series 2007-SN1 Lease Asset;

          (b) documents evidencing or related to any insurance policy covering the related Vehicle;

          (c) the original application of each Lessee, fully executed by each Lessee on a form that meets the Seller's customary origination standards;

          (d) where permitted by law, the original certificate of title (as soon as it is received) and otherwise such documents, if any, that the Seller keeps on file in accordance with its customary procedures indicating that title to the Vehicle is in the name of VAULT and an interest as first lienholder or secured party is in the name of the Seller; and

          (e) any and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Program Lease for such Series 2007-SN1 Lease Asset or the related Lessee, including any written modifications or extensions of the related Program Lease.

The items described in clauses (a) through (e) above are referred to collectively as the "Series 2007-SN1 Lease Asset Files."

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.01 Representations and Warranties as to the Series 2007-SN1 Lease Assets.

          The Seller makes the following representations and warranties as to the Series 2007-SN1 Lease Assets on which COLT relies in accepting the Series 2007-SN1 Lease Assets. Such representations and warranties speak as of the Series 2007-SN1 Closing Date with respect to the Series 2007-SN1 Lease Assets, and shall survive the sale, transfer and assignment of the Series 2007-SN1 Lease Assets to COLT:

          (a) Characteristics of Series 2007-SN1 Leases. Each Series 2007-SN1 Lease (A) was originated by a Dealer for the original retail lease of a Vehicle (excluding fleet leases, which are leases made to lessees which have leased five or more vehicles through GMAC), was fully and properly executed by the parties thereto, was purchased by the Seller or its subsidiaries in the ordinary course of its business from such Dealer under an existing Supplemental Dealer Agreement with such Dealer and was validly assigned by such Dealer to the Seller in accordance with its terms, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the Vehicle of the benefits of the Series 2007-SN1 Lease, and (C) provides for level monthly payments (provided that the payment in the first Collection Period and the final Collection Period of the Series 2007-SN1 Lease may be different from the level payments) that fully amortize the capitalized cost of the Vehicle as specified in the Series 2007-SN1 Lease to the Stated Residual Value over the lease term.

          (b) Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder, including any Truth-in-Leasing laws, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B," "M" and "Z," the Servicemembers Civil Relief Act, the Texas Consumer Credit Code, and State adaptations of the National Consumer Act, the federal Consumer Leasing Act of 1976 and of the Uniform Consumer Credit Code and other consumer credit and consumer leasing laws and equal credit opportunity and disclosure laws, in respect of the Series 2007-SN1 Leases, have been complied with in all material respects, and each Series 2007-SN1 Lease complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made.

          (c) Binding Obligation. Each Series 2007-SN1 Lease represents the genuine legal, valid and binding payment obligation of the Lessee thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) Good Title. Upon conveyance of the Series 2007-SN1 Lease Asset by the Dealer to the Seller, (1) the Seller has good title in and to the Series 2007-SN1 Lease and the amounts due thereunder, (2) VAULT has good title to the related Vehicle (or all necessary and appropriate action has been commenced that would result in VAULT having good and valid title to the related Vehicle), and (3) the Seller owns and has good title to all of the Beneficial Interest in each related Vehicle, in each case free of any Lien.

          (e) Leases In Force. No Series 2007-SN1 Lease has been satisfied, subordinated, cancelled, terminated or rescinded.

          (f) Insurance. Each Lessee is required to maintain physical damage and liability insurance policies of the type that the Seller requires in accordance with its customary underwriting standards for the purchase of automotive leases.

          (g) Lawful Assignment. No Series 2007-SN1 Lease was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Series 2007-SN1 Lease and related Vehicle by the Dealer to the Seller and VAULT and by the Seller to COLT and the pledge by COLT of its interest in such Series 2007-SN1 Lease to the COLT Indenture Trustee and the pledges by COLT and VAULT of their respective interests in such related Vehicles to each COLT 2007-SN1 Secured Noteholder.

          (h) Underwriting. Each Series 2007-SN1 Lease was underwritten in substantial conformance with underwriting guidelines applied to similar leases acquired by the Seller for its own account.

          (i) Term of Series 2007-SN1 Leases. Each Series 2007-SN1 Lease has an original scheduled term of not less than 12 months nor greater than 48 months.

          (j) Location. The Dealer selling each Series 2007-SN1 Lease Asset to the Seller is located in the United States and each Lessee has a billing address in the United States.

          (k) Triple Net Leases. Each Series 2007-SN1 Lease (including all other agreements related thereto) is a triple net lease that requires the related Lessee (or another Person other than the Seller) to pay all costs relating to taxes, insurance and maintenance with respect to the related Vehicle.

          (l) Vehicles. Each Vehicle purchased by the Seller is a new automobile or light duty truck.

          (m) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Series 2007-SN1 Lease.

          (n) No Liens. To the best of Seller's knowledge: (1) Seller has not, and none of its Affiliates has, taken any action that would result in a Lien or claim arising out of an obligation or debt owed by the Seller or such Affiliate for work, labor or materials affecting any Vehicle, (2) Seller has not, as of the Series 2007-SN1 Closing Date, with respect to the Series 2007-SN1 Lease Assets, received a written notice of any Liens asserted against any Vehicle for work, labor or materials affecting such Vehicle, (3) none of the Seller or its Affiliates has received notice from the IRS of a lien imposed by 26 U.S.C.
Section 6321 upon any Series 2007-SN1 Lease Asset and no such notice of lien has been filed with the appropriate Governmental Authority upon any Series 2007-SN1 Lease Asset, and (4) none of the Seller or its ERISA

Affiliates has received notice from the PBGC of a lien imposed by Section 4068 of ERISA upon any Series 2007-SN1 Lease Asset and no such notice of lien has been filed with the appropriate Governmental Authority upon any Series 2007-SN1 Lease Asset.

          (o) All Filings and Notations Made. All filings (including UCC filings) necessary in any jurisdiction to give COLT a first priority perfected security interest in the Series 2007-SN1 Leases have been made or will be made within ten days after the Series 2007-SN1 Closing Date, and no filings are necessary with respect to the transfer of the Beneficial Interest in each related Vehicle.

          (p) One Original. There is only one original executed copy of each Series 2007-SN1 Lease.

          (q) Implicit Lease Rate. The lowest implicit lease rate of any Series 2007-SN1 Lease Asset is 0% and the highest implicit lease rate of any Series 2007-SN1 Lease Asset is less than or equal to the Discount Rate.

          (r) Not Delinquent or Liquidating. As of the Cutoff Date as to each Series 2007-SN1 Lease, such Series 2007-SN1 Lease was not considered past due; that is, the payments due on such Series 2007-SN1 Lease in excess of $25 have been received within 30 days of the payment date and no Series 2007-SN1 Lease was a Liquidating Lease Asset.

          (s) No Documents or Instruments. No Series 2007-SN1 Lease Asset, or constituent part thereof, constitutes a "negotiable instrument", "negotiable document of title" or "electronic chattel paper" (as such terms are used in the UCC).

          (t) Aggregate Initial ABS Value. The Aggregate Initial ABS Value of the Series 2007-SN1 Lease Assets is $2,500,008,486.50.

          (u) No Waiver. Since the Cutoff Date, no provision of a Series 2007-SN1 Lease has been, or will be waived, altered or modified in any respect, except in accordance with the Servicer's customary servicing procedures and the COLT Servicing Agreement.

          (v) Origination Date. Each Series 2007-SN1 Lease was originated on or after February 1, 2003.

          (w) Series 2007-SN1 Lease Assets Schedule. The information set forth in the Series 2007-SN1 Lease Assets Schedule is true and correct in all material respects, and no selection procedures believed by GMAC to be adverse to COLT or to the Series 2007-SN1 Further Holders were utilized in selecting the Series 2007-SN1 Leases from those leases of GMAC that meet the selection criteria set forth in this Agreement.

          (x) Denomination. Each Series 2007-SN1 Lease is denominated in U.S. dollars.

          (y) Creation, Perfection and Priority of Security Interests. The Perfection Representations that are attached to this Agreement as Schedule B are true and correct to the extent they are applicable.

     SECTION 3.02 Additional Representations and Warranties of the Seller.

     The Seller hereby represents and warrants to COLT as of the Series 2007-SN1 Closing Date with respect to the Series 2007-SN1 Lease Assets, in its capacity as the seller of the Series 2007-SN1 Lease Assets hereunder, that:

          (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

          (b) Due Qualification. The Seller is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Series 2007-SN1 Lease Assets) requires or shall require such qualification;

          (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement, the COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which it is a party and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to COLT and to service the Series 2007-SN1 Lease Assets as provided in the COLT Servicing Agreement, the Secured Notes Transfer and Administration Agreements and each other COLT 2007-SN1 Basic Document to which the Seller is a party, has duly authorized such sale and assignment to COLT by all necessary limited liability company action; and the execution, delivery and performance of this Agreement, the related COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which the Seller is a party have been duly authorized by the Seller by all necessary limited liability company action;

          (d) Valid Sale; Binding Obligation. This Agreement and the COLT 2007-SN1 Lease Assets Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Series 2007-SN1 Lease Assets, enforceable against creditors of and purchasers from the Seller; and this Agreement together with the Assignment and each other COLT 2007-SN1 Basic Document to which the Seller is a party, when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (e) No Violation. The consummation of the transactions contemplated by this Agreement, the related COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which the Seller is a party and the fulfillment of the terms of this Agreement, the related COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the COLT 2007-SN1 Basic Documents) or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties, except where any such conflict or violation would not have a material adverse effect on its ability to perform its obligations with respect to COLT or any Interested Party under this Agreement or the COLT Servicing Agreement; and

          (f) No Proceedings. There are no Proceedings pending or, to the Seller's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the related COLT 2007-SN1 Lease Assets Assignment or any other COLT 2007-SN1 Basic Document to which the Seller is a party (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement the COLT 2007-SN1 Lease Assets Assignment or any other COLT 2007-SN1 Basic Document to which the Seller is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the COLT 2007-SN1 Lease Assets Assignment or any other COLT 2007-SN1 Basic Document to which the Seller is a party.

     SECTION 3.03 Representations and Warranties of COLT.

     COLT hereby represents and warrants to the Seller as of the Series 2007-SN1 Closing Date:

          (a) Organization and Good Standing. COLT has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Series 2007-SN1 Lease Assets;

          (b) Due Qualification. COLT is duly qualified to do business as a statutory trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

          (c) Power and Authority. COLT has the power and authority to execute and deliver this Agreement, the COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which it is a party and to carry out its terms and the execution, delivery and performance of this Agreement, the COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which it is a party have been duly authorized by COLT by all necessary trust action;

          (d) No Violation. The consummation of the transactions contemplated by this Agreement, the COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1

Basic Document to which COLT is a party and the fulfillment of the terms of this Agreement, the COLT 2007-SN1 Lease Assets Assignment and each other COLT 2007-SN1 Basic Document to which COLT is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the Declaration of Trust, or any indenture, agreement, mortgage, deed of trust or other instrument to which COLT is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than any Secured Notes Transfer and Administration Agreements or violate any law or, to the best of COLT's knowledge, any order, rule or regulation applicable to COLT of any court or of any Governmental Authority having jurisdiction over COLT or any of its properties; and

          (e) No Proceedings. There are no Proceedings pending or, to COLT's knowledge, threatened before any Governmental Authority having jurisdiction over COLT or its properties (i) asserting the invalidity of this Agreement, the COLT 2007-SN1 Lease Assets Assignment or any other COLT 2007-SN1 Basic Document to which COLT is a party, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by COLT of its obligations under, or the validity or enforceability of, this Agreement, the COLT 2007-SN1 Lease Assets Assignment or any other COLT 2007-SN1 Basic Document to which COLT is a party.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENT

     SECTION 4.01 Conflicts with Secured Notes Transfer and Administration Agreements.

     To the extent that any provision of Sections 4.02 through 4.04 of this Agreement conflicts with any provision of the Secured Notes Transfer and Administration Agreements, the Secured Notes Transfer and Administration Agreements shall govern.

     SECTION 4.02 Protection of Title.

          (a) Filings. The Seller shall authorize and execute, as applicable, and file such financing statements and cause to be authorized and executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of COLT under this Agreement and the COLT 2007-SN1 Lease Assets Assignment in the Series 2007-SN1 Lease Assets and the other Sold Assets and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to COLT file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller hereby authorizes COLT and its assigns to file all such financing statements and to file such financing statements without the Seller's signature.

          (b) Name Change. The Seller shall not change its State of organization or its name, identity or structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller in accordance with Section 4.02(a) seriously misleading within the meaning of the UCC, unless it shall have given COLT and the Series 2007-SN1 Further Holders at least 30 days prior written notice thereof.

          (c) Executive Office; Maintenance of Offices. The Seller shall give COLT, the COLT Indenture Trustee, the COLT Owner Trustee and the COLT 2007-SN1 Secured Noteholders at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain each office from which it services Series 2007-SN1 Lease Assets and its principal executive office within the United States of America.

          (d) New Debtor. If the Seller shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of the Seller hereunder, the Seller shall comply fully with the obligations of Section 4.02(a).

     SECTION 4.03 Other Liens or Interests.

     Except for the conveyances hereunder and under the COLT 2007-SN1 Lease Assets Assignment and as contemplated by the Secured Notes Transfer and Administration Agreements, the Seller shall not sell, pledge, assign or transfer the Series 2007-SN1 Lease Assets or any other Sold Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title and interest of COLT in, to and under such Series 2007-SN1 Lease Assets and any other COLT 2007-SN1 Collateral against all claims of third parties claiming through or under the Seller.

     SECTION 4.04 Warranty Repurchase Events.

     The Seller hereby covenants and agrees with COLT for the benefit of COLT and the Interested Parties that in the event of a breach of any of the Seller's representations and warranties contained in Section 3.01 with respect to any Series 2007-SN1 Lease Asset or in Section 3.02 (a "Warranty Repurchase Event"), the Seller, unless such breach has been cured in all material respects, shall as of the last day of the second Collection Period following its discovering or receiving notice of such breach (or at the Seller's election, the last day of the first Collection Period so following), repurchase such Series 2007-SN1 Lease Asset (a "Warranty Lease Asset") from COLT, without further notice from COLT hereunder, and, on or prior to the related Payment Date, the Seller shall pay COLT the related Warranty Payment to the COLT Collection Account. Upon repurchase and payment of such Warranty Payment with respect to any Warranty Lease Asset, the Seller shall be entitled to receive the Released Warranty Amount, if any. The obligation of the Seller to repurchase any Series 2007-SN1 Lease Asset as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Seller for such breach available to COLT or the other Interested Parties.

     Upon payment of the Warranty Payment with respect to any Warranty Lease Asset pursuant to this Section 4.04, COLT shall assign to the Seller, without recourse, representation or warranty, all of COLT's right, title and interest in and to such Series 2007-SN1 Lease Asset, all monies due thereon, proceeds from insurance policies to the extent relating to such Series 2007-SN1 Lease Asset or the related Lessee and the interests of COLT in rebates of premiums and other amounts relating to insurance policies to the extent relating to such Series 2007-SN1 Lease Asset and any documents relating thereto, such assignment being an assignment outright and not for security; and the Seller shall thereupon own the same free of all further obligation to COLT and the Series 2007-SN1 Further Holders with respect thereto.

     SECTION 4.05 Indemnification.

     The Seller shall indemnify COLT and the COLT Owner Trustee for any liability as a result of the failure of a Series 2007-SN1 Lease Asset to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Seller may otherwise have.

     SECTION 4.06 Pre-Closing Collections.

     Within two Business Days after the Series 2007-SN1 Closing Date, the Seller shall transfer to the account or accounts designated by COLT all collections on the Series 2007-SN1 Lease Assets held by the Seller on the Series 2007-SN1 Closing Date and conveyed to COLT pursuant to Section 2.01; provided, however, that so long as the Monthly Remittance Conditions are satisfied, such collections need not be transferred until the first Payment Date.

     SECTION 4.07 Pledge of Sold Assets to COLT Indenture Trustee.

     The parties hereto acknowledge and agree that COLT, pursuant to the COLT Indenture, will pledge the Sold Assets to the COLT Indenture Trustee and, with respect to its Beneficial Interest in the related Vehicles, to the COLT 2007-SN1 Secured Noteholders to secure COLT's obligations under the COLT 2007-SN1 Secured Notes.

                                    ARTICLE V
                                   CONDITIONS

     SECTION 5.01 Conditions to Obligation of COLT.

     The obligation of COLT to purchase the Series 2007-SN1 Lease Assets hereunder and pursuant to the COLT 2007-SN1 Lease Assets Assignment is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct at the time of the Series 2007-SN1 Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Series 2007-SN1 Closing Date.

          (b) No Warranty Repurchase Event. No Warranty Repurchase Event shall have occurred on or prior to the Series 2007-SN1 Closing Date.

          (c) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Series 2007-SN1 Closing Date, indicate in its computer files created in connection with the

Series 2007-SN1 Lease Assets that the Series 2007-SN1 Lease Assets have been sold to COLT pursuant to this Agreement and the COLT 2007-SN1 Lease Assets Assignment and shall deliver to COLT the Series 2007-SN1 Lease Assets Schedule certified by an officer of the Seller to be true, correct and complete.

          (d) Documents to be Delivered By the Seller.

               (i) The COLT 2007-SN1 Lease Assets Assignment. On the Series 2007-SN1 Closing Date, the Seller shall execute and deliver the COLT 2007-SN1 Lease Assets Assignment.

               (ii) Evidence of UCC Filing. On or prior to the tenth day after the Series 2007-SN1 Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, authorized by and naming the Seller as seller or debtor, naming COLT as purchaser or secured party, describing the Series 2007-SN1 Lease Assets and the other Sold Assets as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Series 2007-SN1 Lease Assets to COLT. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to COLT of such filing, to COLT on or prior to the tenth day after the Series 2007-SN1 Closing Date.

               (iii) Other Documents. On the Series 2007-SN1 Closing Date, the Seller shall provide such other documents as COLT may reasonably request.

          (e) Reserve Account Initial Deposit. On the Series 2007-SN1 Closing Date, the Seller shall cause COLT, LLC to deposit the Reserve Account Initial Deposit in immediately available funds into the Reserve Account.

          (f) Other Transactions. The transactions contemplated by the Secured Notes Transfer and Administration Agreements shall be consummated to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

     SECTION 5.02 Conditions to Obligation of the Seller.

     The obligation of the Seller to sell the Series 2007-SN1 Lease Assets to COLT hereunder or pursuant to the COLT 2007-SN1 Lease Assets Assignment is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of COLT hereunder shall be true and correct as of the Series 2007-SN1 Closing Date with respect to the Series 2007-SN1 Lease Assets, and COLT shall have performed all obligations to be performed by it hereunder or pursuant to the COLT 2007-SN1 Lease Assets Assignment on or prior to the closing hereunder.

          (b) Delivery of COLT 2007-SN1 Secured Notes. On the Series 2007-SN1 Closing Date, COLT shall deliver, or cause the COLT Indenture Trustee to deliver, the COLT 2007-SN1 Secured Notes to the CARAT Indenture Trustee in accordance with Section 2.2(d) of the COLT Indenture, as provided in Section 2.02.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     SECTION 6.01 Amendment.

          (a) This Agreement may be amended by the Seller and COLT (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement, or (iii) to add, change or eliminate any other provision of this Agreement in any manner that shall not adversely affect in any material respect the interests of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder.

          (b) This Agreement may also be amended from time to time by the Seller and COLT with the consent of the COLT 2007-SN1 Certificateholder, if the COLT 2007-SN1 Certificateholder is any Person other than GMAC or an Affiliate of GMAC, and the Holders of a majority of the then Outstanding Amount of the COLT 2007-SN1 Secured Notes, which consent, whether given pursuant to this Section
6.01 or pursuant to any other provision herein, shall be conclusive and binding on such Persons and on all future Holders of the COLT 2007-SN1 Certificates and COLT 2007-SN1 Secured Notes for the purpose of adding any provisions to this Agreement or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the COLT 2007-SN1 Certificateholder or COLT 2007-SN1 Secured Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Series 2007-SN1 Lease Assets or distributions that shall be required to be made on any COLT 2007-SN1 Secured Note, or (ii) reduce the percentage in this Section 6.01 required to consent to any action or amendment, without the consent of all of the Holders of the COLT 2007-SN1 Secured Notes then outstanding.

          (c) If any Rated Notes are outstanding, prior to the execution of any amendment or consent pursuant to Section 6.01(a) or (b), the Servicer shall furnish written notice of the substance of such amendment or consent to the Rating Agencies.

          (d) Promptly after the execution of any amendment or consent pursuant to Section 6.01(a) or (b), the COLT Owner Trustee shall furnish a copy of such amendment or consent to each COLT 2007-SN1 Secured Noteholder and the COLT 2007-SN1 Certificateholder.

          (e) It shall not be necessary for the consent of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder pursuant to Section 6.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder provided for in this Agreement) and of evidencing the authorization of the execution thereof by the COLT 2007-SN1 Secured Noteholders and the COLT 2007-SN1 Certificateholder shall be subject to such reasonable requirements as the COLT Indenture Trustee or the COLT Owner Trustee may prescribe, including the establishment of record dates.

     SECTION 6.02 Survival.

     The representations and warranties of the Seller set forth in Articles III and IV of this Agreement shall remain in full force and effect and shall survive the Series 2007-SN1 Closing Date under Section 2.03 and the closing under the Secured Notes Transfer and Administration Agreements.

     SECTION 6.03 Notices.

     All demands, notices and communications upon or to the Seller or COLT or the COLT Owner Trustee under this Agreement shall be delivered, as specified in
Part III of Exhibit A to the COLT Servicing Agreement.

     SECTION 6.04 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 6.05 Waivers.

     No failure or delay on the part of COLT in exercising any power, right or remedy under this Agreement or the COLT 2007-SN1 Lease Assets Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.06 Costs and Expenses.

     The Seller agrees to pay all reasonable out-of-pocket costs and expenses of COLT, including fees and expenses of counsel, in connection with the perfection as against third parties of COLT's right, title and interest in, to and under the Series 2007-SN1 Lease Assets and the enforcement of any obligation of the Seller hereunder.

     SECTION 6.07 Confidential Information.

     COLT agrees that it shall neither use nor disclose to any person the names and addresses of the Lessees, except in connection with the enforcement of COLT's rights hereunder, under the Program Leases, under any Secured Notes Transfer and Administration Agreements or as required by law.

     SECTION 6.08 Headings.

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 6.09 Counterparts.

     This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.10 No Petition Covenant.

     Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder, as applicable, acquiesce, petition or otherwise invoke or cause COLT to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against COLT under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of COLT or any substantial part of its property, or ordering the winding up or liquidation of the affairs of COLT.

     SECTION 6.11 Limitations on Rights of Others.

     The provisions of this Agreement and the COLT 2007-SN1 Lease Assets Assignment are solely for the benefit of the Seller, COLT and the Interested Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in, under, or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 6.12 Series Liabilities.

     It is expressly understood and agreed by the Seller and any other Interested Party that Series 2007-SN1 is a separate series of COLT as provided in Section 3806(b)(2) of the Statutory Trust Act. As such, separate and distinct records shall be maintained for Series 2007-SN1 Lease Assets and the Trust Assets associated with Series 2007-SN1 Lease Assets shall be held and accounted for separately from the other assets of COLT or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Series 2007-SN1 Lease Assets, including the COLT 2007-SN1 Secured Notes and the obligations of COLT to the Seller and any other Interested Party under this COLT Sale and Contribution Agreement, shall be enforceable against the Series 2007-SN1 Lease Assets only, and not against COLT generally or the assets securing any other Series of Secured Notes.

     SECTION 6.13 Limitation of Liability.

          (a) It is expressly understood and agreed by the parties hereto that
(a) this COLT Sale and Contribution Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of COLT, (b) each of the representations, undertakings and agreements herein made on the part of COLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only COLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of COLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by COLT under this COLT Sale and Contribution Agreement or the other COLT 2007-SN1 Basic Documents.

     SECTION 6.14 Merger and Consolidation of the Seller.

     Any corporation, limited liability company or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Seller shall be a party, or (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors, which corporation or entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement and the other COLT 2007-SN1 Basic Documents, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 6.14 to the Rating Agencies (if any Rated Notes are outstanding), the Servicer, the COLT Indenture Trustee and the COLT Owner Trustee.

     SECTION 6.15 Assignment.

     Notwithstanding anything to the contrary contained in this Agreement, this COLT Sale and Contribution Agreement may be assigned by the Seller without the consent of any other Person to a corporation limited liability company or other entity that is a successor (by merger, consolidation or purchase of assets) to the Seller, or that more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or GMAC, provided that such entity executes an agreement of assumption as provided in Section 4.02 of the COLT Servicing Agreement.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                        GMAC LLC


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                        CENTRAL ORIGINATING LEASE TRUST

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as COLT Owner
                                            Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact

                                    EXHIBIT A

                  FORM OF COLT 2007-SN1 LEASE ASSETS ASSIGNMENT
                   PURSUANT TO SALE AND CONTRIBUTION AGREEMENT

     For value received, in accordance with the COLT Sale and Contribution Agreement, dated as of June 7, 2007 (the "COLT Sale and Contribution Agreement"), between GMAC LLC, a Delaware limited liability company (together with its successors thereto and assigns thereof, "GMAC," and GMAC is referred to as the "Seller" in its capacity as seller of the Series 2007-SN1 Lease Assets), and Central Originating Lease Trust, a Delaware statutory trust ("COLT"), the Seller does hereby sell, assign, transfer and otherwise convey to COLT, without recourse (except as specifically provided in the COLT 2007-SN1 Basic Documents):
(i) all right, title and interest of the Seller in, to and under the Series 2007-SN1 Lease Assets listed on the Series 2007-SN1 Lease Assets Schedule attached as Schedule A to the COLT Sale and Contribution Agreement (including the Beneficial Interest in each Vehicle related thereto) and all monies due thereunder on and after the Cutoff Date and, with respect to the related Vehicles, to the extent permitted by law, all accessions thereto; (ii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Vehicles or Lessees related to the Series 2007-SN1 Lease Assets; (iii) the interest of the Seller in any proceeds from recourse against Dealers on the Series 2007-SN1 Lease Assets; (iv) all right, title and interest of the Seller in, to and under the COLT 2007-SN1 Lease Assets Assignment; (v) all right, title and interest of the Seller in, to and under the VAULT Trust Agreement (solely with respect to the Vehicles related to the Series 2007-SN1 Lease Assets); and (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (clauses (i) through (vi) collectively, the "Sold Assets").

     It is the intention of the Seller and COLT that the transfer and assignment of the Sold Assets contemplated by this COLT 2007-SN1 Lease Assets Assignment shall constitute a sale of the Sold Assets from the Seller to COLT and the beneficial interest in and title to the Sold Assets shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

     The foregoing transfer and assignment of the Sold Assets contemplated by this COLT 2007-SN1 Lease Assets Assignment does not constitute and is not intended to result in any assumption by COLT of any obligation of the undersigned to the Lessees, Dealers, insurers or any other Person in connection with the Series 2007-SN1 Lease Assets, any Supplemental Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

     THIS COLT 2007-SN1 LEASE ASSETS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS COLT 2007-SN1 LEASE ASSETS ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This COLT 2007-SN1 Lease Assets Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the COLT Sale and Contribution Agreement and is to be governed by the COLT Sale and Contribution Agreement.

     The Seller and COLT hereby acknowledge that the Aggregate Initial ABS Value for the Series 2007-SN1 Lease Assets assigned hereunder is $ ________________.

     Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the COLT Sale and Contribution Agreement.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned has caused this COLT 2007-SN1 Lease Assets Assignment to be duly executed as of the date first above written.

                                        GMAC LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      SCHEDULE A

                  The Series 2007-SN1 Lease Assets Schedule is
                           on file at the offices of:

1.   The COLT Indenture Trustee

2.   The COLT Owner Trustee

3.   GMAC LLC

                                                                      SCHEDULE B

                           PERFECTION REPRESENTATIONS

     1. While it is the intention of GMAC and COLT that the transfer and assignment contemplated by the COLT Sale and Contribution Agreement and the COLT 2007-SN1 Lease Assets Assignment shall constitute the sale of each Series 2007-SN1 Lease Asset and the other Sold Assets from GMAC to COLT, the COLT Sale and Contribution Agreement and the COLT Indenture create a valid and continuing security interest (as defined in the applicable UCC) in each Series 2007-SN1 Lease and the other Sold Assets (other than the Vehicles related to the Series 2007-SN1 Leases) in favor of COLT and the COLT Indenture Trustee, respectively, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from GMAC and COLT, respectively.

     2. Within ten days after the Series 2007-SN1 Closing Date, all steps necessary to perfect COLT's security interest against the account debtor in the Series 2007-SN1 Leases that constitute chattel paper will have been taken.

     3. Prior to the pledge of the Series 2007-SN1 Leases to the COLT Indenture Trustee under the COLT Indenture, the Series 2007-SN1 Leases constitute "tangible chattel paper," "payment intangibles," "instruments," "certificated securities" or "uncertificated securities" within the meaning of the applicable UCC.

     4. COLT owns and has good and marketable title to the Series 2007-SN1 Lease Assets and the other Sold Assets free and clear of any Lien, claim or encumbrance of any Person, other than the Lien of the COLT Indenture Trustee and the COLT 2007-SN1 Secured Noteholders as set forth in the COLT Indenture.

     5. GMAC has caused or will have caused, within ten days after the Series 2007-SN1 Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Series 2007-SN1 Leases and the other Sold Assets (other than the related Vehicles) granted to COLT under the COLT Sale and Contribution Agreement and the COLT Indenture Trustee under the COLT Indenture.

     6. Other than the sale by GMAC to COLT pursuant to the COLT Sale and Contribution Agreement and the security interests granted by COLT to the COLT Indenture Trustee and the COLT 2007-SN1 Secured Noteholders, under the COLT Indenture, neither GMAC nor COLT has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Series 2007-SN1 Lease Assets or the other Sold Assets. Neither GMAC nor COLT has authorized the filing of, or is aware of, any financing statements against GMAC or COLT that include a description of collateral covering the Series 2007-SN1 Lease Assets or the other Sold Assets, other than the financing statements relating to the interests granted to COLT under the COLT Sale and Contribution Agreement and to the COLT Indenture Trustee and the COLT 2007-SN1 Secured Noteholders under the COLT Indenture or any financing statement that has been terminated. Neither GMAC nor COLT is aware of any judgment or tax lien filings against GMAC or COLT covering the Series 2007-SN1 Lease Assets or the other Sold Assets.


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

     7. GMAC, as Custodian, has in its possession the original copies of the Series 2007-SN1 Lease Asset Files and other documents that constitute or evidence the Series 2007-SN1 Leases. The Series 2007-SN1 Lease Asset Files and other documents that constitute or evidence the Series 2007-SN1 Leases do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than COLT.